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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                       -----------------------------------------

                                      FORM 8-A

                    FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g) OF THE
                            SECURITIES EXCHANGE ACT OF 1934


                                    DOUBLECLICK INC.
                  (Exact Name of Registrant as Specified in Its Charter)


         Delaware                                           13-3870996
 (State of Incorporation                                    (I.R.S. Employer
 of Organization)                                           Identification No.)

                            41 Madison Avenue, 32nd Floor
                               New York, New York 10010
                       (Address of Principal Executive Offices)


If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box. / /                                   box. /X/

Securities Act registration statement file number to which this form relates: 333-42323

                         SECURITIES TO BE REGISTERED PURSUANT TO
                                SECTION 12(b) OF THE ACT

Title of Each Class                              Name of Each Exchange on Which
to be Registered                                 Each Class is to be Registered

    N/A                                                         N/A

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                          SECURITIES TO BE REGISTERED PURSUANT TO
                                 SECTION 12(g) OF THE ACT

Title of Each Class
to be Registered

Common Stock, $0.001 par value

Item 1.     Description of Registrant's Securities to be Registered.

            The description of the Common Stock, $0.001 par value, of the Registrant under the caption "Description of Securities" contained in the Registrant's Registration Statement on Form S-1 (the "Form S-1"), as filed with the Securities and Exchange Commission on December 16, 1997, SEC File No. 333-42323, as amended from time to time, is hereby incorporated by reference.

Item 2.     Exhibits.

Exhibits
No.         Description
--------    -----------

1.1 Specimen certificate for shares of the Registrants Common Stock, $0.001 par value, incorporated by reference to Exhibit 4.1 of the Form S-1.

2.1 Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 of the Form S-1.

2.2 Form of Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.3 of the Form S-1.

2.3 By-Laws of the Registrant, incorporated by reference to Exhibit 3.4 of the Form S-1.

2.4 Form of Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit 3.5 of the Form S-1.

2.5 Stockholders Agreement, dated as of June 4, 1997, incorporated by reference to Exhibit 10.4 of the Form S-1.

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                                          SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           DOUBLECLICK INC.
                                           (Registrant)



Dated February 9, 1998                      By: /s/ Kevin O'Connor
                                                -------------------------------
                                                Kevin J. O'Connor,
                                                Chief Executive Officer